                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

                       Supplement Dated November 3, 2003
                                      to
                      Prospectus Dated December 30, 2002

   The following information amends certain information in the Prospectus with respect to the fund's management fees and sales charge waivers:

Revised investment advisory fee schedule

   Effective November 1, 2003, the fund will pay an investment advisory fee according to a fee schedule that reduces the fee on fund assets in excess of $5 billion. The fee table on p. 6 of the Prospectus is amended as follows:

                        Annual fund operating expenses

         (expenses deducted from fund   Class A Class B Class L Class Y
         assets)                        ------- ------- ------- -------
         Management fees*..............  0.80%   0.80%   0.80%   0.80%
         Distribution and service
           (12b-1) fees................  0.25%   1.00%   1.00%   None
         Other expenses................  0.16%   0.23%   0.15%   0.02%
                                         ----    ----    ----    ----
         Total annual fund operating
           expenses....................  1.21%   2.03%   1.95%   0.82%
                                         ====    ====    ====    ====

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*  Effective November 1, 2003 the fund has adopted a revised fee schedule that reduces the investment advisory fee payable on assets in excess of $5 billion as follows: 0.60% on assets up to $5 billion; 0.575% on assets over $5 billion and up to and including $7.5 billion; 0.55% on assets over $7.5 billion and up to and including $10 billion; and 0.50% on assets in excess of $10 billion. "Management fees" includes the administration fee of 0.20% of assets payable to the fund's Manager.

New sales charge waiver

   Investors participating in third-party Section 529 plans may purchase Class A shares of the fund at no initial sales charge. As a result, the list of shareholders eligible for the waiver of initial sales charges on Class A shares, as set forth under the caption "Waivers for certain Class A investors" on p. 12 of the Prospectus, is replaced with the following:

   Class A initial sales charges are waived for certain types of investors, including:

  .  Employees of NASD members

  . Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup

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  .  Investors who redeemed Class A shares of a Smith Barney fund in the past
     60 days, if the investor's Service Agent is notified

  . Investors purchasing Class A shares through third party Section 529 college savings plans

   Investors should notify their Service Agent if they are eligible for one of these sales charge waivers.

   No contingent deferred sales charges will be imposed on redemptions of Class A shares by third party Section 529 plans. As a result, the following language is added to the disclosure under the caption "Deferred sales charge waivers" on
p. 14 of the Prospectus:

   In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.

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